SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                            _______________________


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 12, 2005


                             TRANS-LUX CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 1-2257                  13-1394750
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(State or other jurisdiction     (Commission              (I.R.S.  Employer
            of incorporation)        File Number)          Identification No.)


                  110 Richards Avenue, Norwalk, CT 06856-5090
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              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321


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         (Former name or former address, if changed since last report.)




Item 8.01   Other Events

            On August 12, 2005, Trans-Lux Corporation issued a press release on the financial performance for the second quarter of 2005.


Item 9.01   Financial Statements and Exhibits

            (c) Exhibits.


                 99 Press release dated August 12, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANS-LUX CORPORATION



                                    By: /s/ Angela D. Toppi
                                        ------------------------
                                        Angela D. Toppi
                                        Executive Vice President
                                        and Chief Financial Officer


Date:  August 15, 2005